SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 12, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-103244	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Signatures

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated July 23, 2003 and the related Prospectus Supplement, dated May 9, 2003 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on July 25, 2003, with respect to the Registrant’s Auto Loan Backed Notes, Series 2003-C (the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston LLC (“CS First Boston”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of July 23, 2003 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Merrill.

     The Notes were issued pursuant to an Indenture dated as of July 1, 2003 (the “Indenture”) among Onyx Acceptance Owner Trust 2003-C (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of July 1, 2003 (the “Trust Agreement”) among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent.

     The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of July 1, 2003 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $134,997,964.18 (the “Initial Cut-Off Pool Balance”) as of July 1, 2003 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before July 27, 2003 (the “Subsequent Cut-Off Date”) with a total principal balance of $97,483,148.86 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $167,518,887.46 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until September 12, 2003.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$134,997,964.18
Number of contracts	8,724
Average principal balance outstanding	$15,474.32
Average original amount financed	$15,530.01
Original amount financed (range)	$2,000.00-$74,000.00
Weighted average APR	8.79%
APR (range)	2.90% to 25.00%
Weighted average original term	60.15 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.96 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	3,431	39.33%	$66,636,235.46	49.36%
7.001% to 8.000%	736	8.44%	12,078,149.21	8.95%
8.001% to 9.000%	624	7.15%	9,298,525.02	6.89%
9.001% to 10.000%	664	7.61%	9,243,154.56	6.85%
10.001% to 11.000%	417	4.78%	5,534,580.47	4.10%
11.001% to 12.000%	390	4.47%	4,911,013.36	3.64%
12.001% to 13.000%	428	4.91%	5,239,073.81	3.88%
13.001% to 14.000%	328	3.76%	4,070,003.19	3.01%
14.001% to 15.000%	371	4.25%	4,231,809.18	3.13%
15.001% to 16.000%	319	3.66%	3,605,612.88	2.67%
16.001% to 17.000%	235	2.69%	2,649,297.03	1.96%
17.001% to 18.000%	220	2.52%	2,265,633.93	1.68%
18.001% to 19.000%	157	1.80%	1,648,403.41	1.22%
19.001% to 20.000%	138	1.58%	1,352,368.36	1.00%
20.001% to 21.000%	91	1.04%	774,653.05	0.57%
Over 21.000%	175	2.01%	1,459,451.26	1.08%

Totals	8,724	100.00%*	$134,997,964.18	100.00%*

*Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	75	0.86%	$1,148,330.68	0.85%
Arizona	339	3.89%	5,419,841.11	4.01%
California	2,155	24.70%	36,296,074.18	26.89%
Colorado	101	1.16%	1,507,209.89	1.12%
Connecticut	48	0.55%	679,176.96	0.50%
Delaware	81	0.93%	1,151,767.71	0.85%
Florida	746	8.55%	11,183,557.25	8.28%
Georgia	431	4.94%	6,783,943.23	5.03%
Idaho	46	0.53%	568,021.34	0.42%
Illinois	508	5.82%	7,091,098.45	5.25%
Indiana	96	1.10%	1,281,805.11	0.95%
Iowa	66	0.76%	978,284.60	0.72%
Kansas	71	0.81%	968,816.60	0.72%
Kentucky	52	0.60%	752,448.20	0.56%
Maryland	150	1.72%	2,515,128.21	1.86%
Massachusetts	144	1.65%	2,099,349.25	1.56%
Michigan	362	4.15%	5,463,253.47	4.05%
Minnesota	99	1.13%	1,407,549.55	1.04%
Missouri	203	2.33%	2,830,043.18	2.10%
Montana	10	0.11%	138,982.59	0.10%
Nebraska	33	0.38%	483,359.76	0.36%
Nevada	247	2.83%	3,659,201.51	2.71%
New Hampshire	62	0.71%	716,596.69	0.53%
New Jersey	384	4.40%	5,628,384.32	4.17%
North Carolina	295	3.38%	5,049,582.76	3.74%
Ohio	54	0.62%	761,426.33	0.56%
Oklahoma	98	1.12%	1,491,221.96	1.10%
Oregon	179	2.05%	2,689,689.00	1.99%
Pennsylvania	378	4.33%	5,436,803.80	4.03%
South Carolina	113	1.30%	1,777,496.86	1.32%
Tennessee	190	2.18%	2,995,402.60	2.22%
Texas	334	3.83%	5,410,584.68	4.01%
Utah	80	0.92%	1,055,864.07	0.78%
Virginia	338	3.87%	5,364,286.77	3.97%
Washington	146	1.67%	2,038,689.56	1.51%
West Virginia	10	0.11%	174,691.95	0.13%

Totals	8,724	100.00%*	$134,997,964.18	100.00%*

*Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$97,483,148.86
Number of Contracts	6,396
Average principal balance outstanding	$15,241.27
Average original amount financed	$15,241.27
Original amount financed (range)	$2,279.93to$60,126.78
Weighted average APR	8.40%
APR (range)	1.990% to 25.000%
Weighted average original term	60.14 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.96 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	2,742	42.87%	$51,635,464.18	52.97%
7.001% to 8.000%	570	8.91%	9,110,546.11	9.35%
8.001% to 9.000%	483	7.55%	7,017,535.51	7.20%
9.001% to 10.000%	417	6.52%	5,310,834.07	5.45%
10.001% to 11.000%	286	4.47%	3,678,586.11	3.77%
11.001% to 12.000%	281	4.39%	3,237,531.77	3.32%
12.001% to 13.000%	295	4.61%	3,450,613.93	3.54%
13.001% to 14.000%	207	3.24%	2,404,800.69	2.47%
14.001% to 15.000%	257	4.02%	2,847,842.95	2.92%
15.001% to 16.000%	201	3.14%	2,213,430.55	2.27%
16.001% to 17.000%	166	2.60%	1,905,791.95	1.95%
17.001% to 18.000%	129	2.02%	1,354,987.03	1.39%
18.001% to 19.000%	109	1.70%	1,091,169.91	1.12%
19.001% to 20.000%	94	1.47%	938,187.45	0.96%
20.001% to 21.000%	77	1.20%	654,173.92	0.67%
Over 21.000%	82	1.28%	631,652.73	0.65%

Totals	6,396	100.00%*	$97,483,148.86	100.00%*

*Percentages may not add to 100% because of rounding.

5

Geographic Concentration of the Subsequent Contracts

	Number of	% of
	Subsequent	Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	54	0.84%	$824,043.22	0.85%
Arizona	253	3.96%	3,930,458.34	4.03%
California	1,501	23.47%	24,937,741.28	25.58%
Colorado	76	1.19%	1,128,403.44	1.16%
Connecticut	38	0.59%	582,964.55	0.60%
Delaware	67	1.05%	966,241.07	0.99%
Florida	523	8.18%	7,750,389.99	7.95%
Georgia	347	5.43%	5,660,886.30	5.81%
Idaho	24	0.38%	387,913.68	0.40%
Illinois	375	5.86%	5,409,929.67	5.55%
Indiana	84	1.31%	1,079,128.35	1.11%
Iowa	38	0.59%	637,325.61	0.65%
Kansas	60	0.94%	799,396.40	0.82%
Kentucky	31	0.48%	370,230.43	0.38%
Maryland	111	1.74%	1,853,522.53	1.90%
Massachusetts	142	2.22%	1,987,530.05	2.04%
Michigan	364	5.69%	5,324,749.05	5.46%
Minnesota	93	1.45%	1,292,171.25	1.33%
Missouri	165	2.58%	2,143,785.28	2.20%
Montana	6	0.09%	88,939.00	0.09%
Nebraska	34	0.53%	486,120.63	0.50%
Nevada	160	2.50%	2,224,647.12	2.28%
New Hampshire	48	0.75%	613,748.90	0.63%
New Jersey	245	3.83%	3,329,748.19	3.42%
North Carolina	228	3.56%	3,516,473.04	3.61%
Ohio	22	0.34%	338,403.80	0.35%
Oklahoma	69	1.08%	1,050,809.33	1.08%
Oregon	106	1.66%	1,440,393.30	1.48%
Pennsylvania	251	3.92%	3,731,308.70	3.83%
South Carolina	81	1.27%	1,191,929.94	1.22%
Tennessee	125	1.95%	1,931,918.00	1.98%
Texas	252	3.94%	3,918,721.81	4.02%
Utah	48	0.75%	713,353.28	0.73%
Virginia	293	4.58%	4,687,872.55	4.81%
Washington	81	1.27%	1,142,558.20	1.17%
West Virginia	1	0.02%	9,392.58	0.01%

Totals	6,396	100.00%*	$97,483,148.86	100.00%*

*Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$167,518,887.46
Number of Contracts	11,201
Average principal balance outstanding	$14,955.71
Average original amount financed	$14,957.54
Original amount financed (range)	$2,100.00to$74,872.50
Weighted average APR	8.91%
APR (range)	2.840% to 25.000%
Weighted average original term	60.10 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.00 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Prefunded Contracts

	Number of	% of		% of Prefunded
	Prefunded	Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	3	0.03%	$54,781.88	0.03%
3.001% to 4.000%	519	4.63%	10,340,819.90	6.17%
4.001% to 5.000%	1,262	11.27%	24,981,043.81	14.91%
5.001% to 6.000%	1,373	12.26%	25,793,057.68	15.40%
6.001% to 7.000%	1,155	10.31%	20,137,156.42	12.02%
7.001% to 8.000%	927	8.28%	14,609,446.87	8.72%
8.001% to 9.000%	798	7.12%	11,542,481.16	6.89%
9.001% to 10.000%	803	7.17%	10,627,540.89	6.34%
10.001% to 11.000%	557	4.97%	7,207,647.55	4.30%
11.001% to 12.000%	532	4.75%	6,797,648.61	4.06%
12.001% to 13.000%	536	4.79%	6,289,013.57	3.75%
13.001% to 14.000%	435	3.88%	5,095,376.50	3.04%
14.001% to 15.000%	450	4.02%	5,064,035.70	3.02%
15.001% to 16.000%	378	3.37%	4,273,978.54	2.55%
16.001% to 17.000%	351	3.13%	3,962,116.42	2.37%
17.001% to 18.000%	269	2.40%	2,867,520.38	1.71%
18.001% to 19.000%	240	2.14%	2,489,304.10	1.49%
19.001% to 20.000%	195	1.74%	1,936,672.46	1.16%
20.001% to 21.000%	186	1.66%	1,658,842.92	0.99%
Over 21.000%	232	2.07%	1,790,402.10	1.07%

Totals	11,201	100.00%*	167,518,887.46	100.00%*

*Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

	Number	% of		% of
	of Prefunded	Prefunded	Principal	Prefunded Pool
State	Contracts	Contracts	Balance	Balance

Alabama	97	0.87%	$1,378,988.28	0.82%
Arizona	467	4.17%	7,342,432.70	4.38%
California	2,783	24.85%	45,091,961.25	26.92%
Colorado	136	1.21%	1,821,625.64	1.09%
Connecticut	57	0.51%	808,188.70	0.48%
Delaware	112	1.00%	1,675,887.52	1.00%
Florida	844	7.54%	12,161,270.83	7.26%
Georgia	522	4.66%	8,048,685.52	4.80%
Idaho	45	0.40%	553,528.29	0.33%
Illinois	635	5.67%	8,895,042.67	5.31%
Indiana	109	0.97%	1,382,836.32	0.83%
Iowa	118	1.05%	1,645,407.14	0.98%
Kansas	62	0.55%	920,609.29	0.55%
Kentucky	66	0.59%	921,209.81	0.55%
Maryland	215	1.92%	3,597,911.23	2.15%
Massachusetts	217	1.94%	3,087,082.57	1.84%
Michigan	566	5.05%	7,990,760.48	4.77%
Minnesota	127	1.13%	1,848,863.50	1.10%
Missouri	247	2.21%	3,396,453.32	2.03%
Montana	13	0.12%	189,398.03	0.11%
Nebraska	32	0.29%	404,122.05	0.24%
Nevada	338	3.02%	5,055,939.57	3.02%
New Hampshire	78	0.70%	930,117.23	0.56%
New Jersey	537	4.79%	7,489,101.93	4.47%
North Carolina	364	3.25%	5,912,957.30	3.53%
Ohio	56	0.50%	816,907.24	0.49%
Oklahoma	126	1.12%	1,800,196.29	1.07%
Oregon	212	1.89%	3,104,628.99	1.85%
Pennsylvania	498	4.45%	6,580,906.48	3.93%
South Carolina	128	1.14%	2,000,651.98	1.19%
Tennessee	210	1.87%	2,956,924.64	1.77%
Texas	414	3.70%	6,533,386.98	3.90%
Utah	116	1.04%	1,515,278.10	0.90%
Virginia	451	4.03%	6,812,052.51	4.07%
Washington	194	1.73%	2,736,063.48	1.63%

West Virginia	9	0.08%	111,509.60	0.07%

Totals	11,201	100.00%*	167,518,887.46	100.00%*

*Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

September 25, 2003	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President